UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2010

DOCUMENT SECURITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

New York	1-32146	16-1229730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

First Federal Plaza, Suite 1525 28 East Main Street Rochester, NY		14614
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

Not Applicable

(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On February 18, 2010, Document Security Systems, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) that the Company acquired all of the outstanding common stock of Premier Packaging Corporation ( “Premier Packaging”) from Robert B. and Joan T. Bzdick for $2,000,000 in cash and 735,437 shares of the Company's common stock.  In connection with the transaction, the Company incurred secured bank debt in the principal amount of $1,500,000 which was used to partially satisfy the purchase price of the Premier Packaging common stock.  The Initial Form 8-K is incorporated herein by reference. We are filing this Amended Current Report on Form 8-K (this “Form 8-K/A”) to report the financial statements and unaudited pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The audited financial statements of Premier Packaging as of December 30, 2009 and December 31, 2008 and for the years then ended, and the related independents auditor’s report of Kasperski Owen & Dinan CPAs, LLC, are filed with this Form 8-K/A as Exhibit 99.2.

(b) Pro Forma Financial Information.

The unaudited pro forma financial information included with this Form 8-K/A has been prepared to illustrate the pro forma effects for the acquisition of Premier Packaging. The unaudited pro forma condensed consolidating statements of operations for the years ended December 31, 2009 and 2008 are filed with this Form 8-K/A as Exhibit 99.3. The unaudited pro forma condensed consolidating statements of operations give effect to the acquisition as if it had occurred at the beginning of such respective periods. The unaudited pro forma condensed consolidating balance sheets as of December 31, 2009 gives effect to the acquisition as if it had occurred on December 31, 2009. All pro forma information in this Form 8-K/A has been prepared for informational purposes only and does not purport to be indicative of what would have resulted had the acquisition actually occurred on the dates indicated or what may result in the future.

(c) Exhibits.

Exhibit No.	Description

4.1
Form of Warrant to Purchase Common Stock of Document Security Systems, Inc. dated January 28, 2010. (incorporated herein by reference from registrant’s Current Report on Form 8-K filed with the SEC on February 18, 2010).

10.2
Stock Purchase Agreement dated as of February 12, 2010 by and among Robert B. and Joan T. Bzdick and Document Security Systems, Inc. (incorporated herein by reference from registrant’s Current Report on Form 8-K filed with the SEC on February 18, 2010).

10.3	Employment Agreement(incorporated herein by reference from registrant’s Current Report on Form 8-K filed with the SEC on February 18, 2010).
10.4
Acquisition Term Loan Note dated February 12, 2010 by and among Premier Packaging Corporation and RBS Citizens, N.A. (incorporated herein by reference from registrant’s Current Report on Form 8-K filed with the SEC on February 18, 2010).

10.5
Revolving Line Note dated February 12, 2010 by and among Premier Packaging Corporation and RBS Citizens, N.A. (incorporated herein by reference from registrant’s Current Report on Form 8-K filed with the SEC on February 18, 2010).

10.6
Credit Facility Agreement dated February 12, 2010 by and among Premier Packaging Corporation and RBS Citizens, N.A. (incorporated herein by reference from registrant’s Current Report on Form 8-K filed with the SEC on February 18, 2010).

10.7
Security Agreement dated February 12, 2010 by and between RBS Citizens, N.A. and Document Security Systems, Inc,, Plastic Printing Professionals, Inc. and Secuprint, Inc. (incorporated herein by reference from registrant’s Current Report on Form 8-K filed with the SEC on February 18, 2010).

10.8
Guaranty and Indemnity Agreement dated February 12, 2010 by and between RBS Citizens, N.A. and Document Security Systems, Inc,, Plastic Printing Professionals, Inc. and Secuprint, Inc. (incorporated herein by reference from registrant’s Current Report on Form 8-K filed with the SEC on February 18, 2010).

10.9
Form of Subscription Agreement dated as of January 28, 2010 between Document Security Systems, Inc. and the Subscribers. (incorporated herein by reference from registrant’s Current Report on Form 8-K filed with the SEC on February 18, 2010).

99.1	Press Release of Document Security Systems, Inc., dated February 17, 2010. (incorporated herein by reference from registrant’s Current Report on Form 8-K filed with the SEC on February 18, 2010).
99.2*	Report of Kasperski Owen & Dinan CPAs, LLC, independent auditors, as of and for the years ended December 31, 2009 and 2008, relating to the audited financial statements of Premier Packaging Corp.
99.3*
Unaudited Pro Forma Condensed Consolidating Statements of Operations for the years ended December 31, 2009 and 2008, and Unaudited Pro Forma Condensed Consolidating Balance Sheets as of December 31, 2009.

99.4*	Consent of Independent Public Accounting Firm.

*      Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUMENT SECURITY SYSTEMS, INC.

DateDated: April 28, 2010	By:	/s/ Philip Jones
Philip Jones
Chief Financial Officer